Exhibit J-1

Name:                      NUI Energy Brokers, Inc.

Ownership:                 Owned 100% by NUI Capital Corp.

Jurisdiction:              Delaware

Business Description:      Organized to provide wholesale energy trading and
                           related services to other utilities and energy marketing companies.

Current Status:            NUI EB is not pursuing any new business, but still
                           has outstanding liabilities and contractual obligations.

                           NUI EB has contractual obligations under three remaining agreements: a long-term sales agreement (expiring 2007) and two long-term gas storage and transportation agreements (expiring September 2023).

Schedule for Wind Down:    AGLR has no intention of initiating any new
                           business under this company after closing.

                           The business of NUI EB has essentially been wound down since March 2004 with the exception of the contracts described above. AGLR will negotiate with the counterparties to NUI EB's contractual obligations to determine whether it can terminate these agreements earlier than their existing terms and the amount of any resulting liability, but cannot provide any assurance it will be able to assign or terminate these agreements.

Schedule for Dissolution:  AGLR can not anticipate when it will be able to dissolve or merge this company out of existence.
                           AGLR intends to continue the existence of the legal entity as necessary and prudent to segregate the existing contractual obligations, liabilities and expenses related to this company from the AGLR group. Once these issues have been resolved, AGLR will dissolve, or merge NUI EB out of existence.

Precedent:                 Emera Inc., Holding Co. Act Release No. 27445
                           (Oct. 1, 2000) (permitting retention of certain inactive businesses indefinitely, because divestiture/sale was impractical). See also Rule
                           58(b)(1)(v), permitting retention of companies engaged in energy brokerage.

Reporting:                 AGL Resources will include in the rule 24
                           certificates filed in SEC File No. 070-10175 a report on the progress of winding down and closing this business.

                                   Exhibit J-1

Name:                      NUI Energy, Inc.

Ownership:                 Owned 100% by NUI Capital Corp.

Jurisdiction:              Delaware

Business Description:      Organized to market energy services to retail
                           commercial and industrial customers.

Current Status:            NUI has discontinued the operations of NUI Energy,
                           Inc., and it has no active customers.

                           NUI has existing obligations to, and claims against, some of its former customers. These claims and obligations are all in dispute or litigation.

Schedule for Wind Down:    Company is plaintiff to 3-4 claims  that are
                           currently in litigation to collect amounts owned from customers. The current value of these claims, in the aggregate, is $250,000.

                           Company is currently subject to claims from customers for refunds that it is actively managing. None of these claims are in litigation, but the company is negotiating to resolve them on favorable terms.

Schedule for Dissolution:  AGLR is currently evaluating the merits of NUI
                           Energy's claims against third parties in litigation and the claims of third parties against the company.

                           AGLR will seek to resolve this litigation and these claims on reasonable terms to the company as soon as practicable after closing.

                           AGLR anticipates that it will dissolve, merge or sell NUI Energy once all of these outstanding claims and related expenses have been resolved and paid. Because of the lack of information on any other obligations or liabilities of this company, AGLR anticipates that it will need to dissolve the corporation via a long-form dissolution under Delaware law, which could take up to 9 months.

                           AGLR believes it will not be able to dissolve or merge this entity out of existence without unnecessary risk to the AGLR group any sooner than 2 years after closing.

Precedent:                 E.ON AG, Holding Co. Act Release No. 27539
                           (June 4, 2002) (providing three to five years for divestiture of certain non-utility businesses). See also Rule 58(b)(1)(v), permitting retention of companies engaged in energy brokerage.

Reporting:                 AGL Resources will include in the rule 24
                           certificates filed in SEC File No. 070-10175 a report on the progress of winding down and closing this business.

                                   Exhibit J-1

Name:                      NUI Energy Solutions, Inc.

Ownership:                 Owned 100% by NUI Capital Corp.

Jurisdiction:              Delaware

Business Description:      Organized to provide energy management and
                           consulting services to existing and new customers.

Current Status:            NUIESI has one active contract that expires in 2009.
                           NUIESI is not soliciting new customers. Due diligence indicates that NUIESI does not have any other assets or liabilities.

Schedule for Wind Down:    AGLR will not pursue any of NUIESI's operations after
                           closing.

                           AGLR will initiate conversations with the counterparty to NUIESI's one existing contract regarding options for terminating the contract or otherwise selling the subject matter of that contract (an air compressor) to the counterparty.

Schedule for Dissolution:  After the NUIESI contract is terminated or otherwise expires on its terms, if no termination can be negotiated, AGLR will dissolve or merge the company out of existence.

                           Because AGLR can not anticipate whether the counterparty will allow for an early termination, AGLR is not able to commit to a dissolution, merger or sale date that is earlier than the termination date for this agreement.

Precedent:                 Emera Inc., Holding Co. Act Release No. 27445
                           (Oct. 1, 2000) (permitting retention of certain inactive businesses indefinitely, because divestiture/sale was impractical); E.ON AG, Holding
                           Co. Act Release No. 27539 (June 4, 2002)
                           (providing three to five years for divestiture of certain non-utility businesses). See also Rule
                           58(b)(1)(i), permitting retention of companies engaged in energy management services.

Reporting:                 AGL Resources will include in the rule 24
                           certificates filed in SEC File No. 070-10175 a report on the progress of winding down and closing this business.

                                   Exhibit J-1

Name:                      NUI International, Inc.

Ownership:                 Owned 100% by NUI Capital Corp.

Jurisdiction:              Delaware

Business Description:      Non-utility holding company. Holds 100% of NUI's
                           interest in NUI Hungary, Inc., which holds 100% interest in HPMT, Kft.

Current Status:            No current operations; obligations or liabilities.
                           Holding company for 100% of NUI's interest in NUI
                           Hungary Inc.

Schedule for Wind Down:    Upon the completion of the liquidation of HPMT, and
                           following dissolution, merger or sale of NUI Hungary, NUI International will be wound down.

Schedule for Dissolution:  Upon completion of the liquidation of HPMT, Kft. NUI
                           Hungary will be dissolved, merged or sold.

                           AGLR thinks it is in its best interest to continue the existence of this legal entity until the merger, sale or dissolution of NUI Hungary and HPMT Kft. is complete to segregate any liabilities and thereby, prevent liability to the AGLR group.

                           AGLR anticipates that this dissolution, merger or sale can be completed within two years after the close of the transaction.

Precedent:                 Emera Inc., Holding Co. Act Release No. 27445
                           (Oct. 1, 2000) (permitting retention of certain inactive businesses indefinitely, because divestiture/sale was impractical); E.ON AG, Holding
                           Co. Act Release No. 27539 (June 4, 2002)
                           (providing three to five years for divestiture of certain non-utility businesses).

Reporting:                 AGL Resources will include in the rule 24
                           certificates filed in SEC File No. 070-10175 a report on the progress of winding down and closing this business.

                                   Exhibit J-1

Name:                      HPMT, Kft.

Ownership:                 Owned 100% by NUI Hungary, Inc.

Jurisdiction:              Hungary

Business Description:      A Hungarian limited liability company
                           established to pursue opportunities in the Hungarian energy market.

Current Status:            The company has been in liquidation in
                           Hungary since April 2004.

Schedule for Wind Down:    AGLR has been informed by NUI counsel that the
                           liquidation proceeding in Hungary could take up to an additional 18 months after closing. Moreover, various employment and breach of contract claims have been made against HPMT, Kft. in the liquidation proceeding.

Schedule for Dissolution:  AGLR can not dissolve, merge or sell HPMT, Kft.
                           until claims in the liquidation proceeding are resolved and the liquidation is complete. Upon completion of the liquidation of HPMT, Kft., AGLR will dissolve, merge or sell the company under Hungarian law.

                           AGLR anticipates that this dissolution, merger or sale can be completed within two years after the close of the transaction.

Precedent:                 Emera Inc., Holding Co. Act Release No. 27445
                           (Oct. 1, 2000) (permitting retention of certain inactive businesses indefinitely, because divestiture/sale was impractical); E.ON AG, Holding
                           Co. Act Release No. 27539 (June 4, 2002)
                           (providing three to five years for divestiture of certain non-utility businesses).

Reporting:                 AGL Resources will include in the rule 24
                           certificates filed in SEC File No. 070-10175 a report on the progress of winding down and closing this business.

                                   Exhibit J-1

Name:                      NUI Hungary, Inc.

Ownership:                 Owned 99% by NUI International; Owned 1% by
                           NUI Energy Brokers, Inc.

Jurisdiction:              Delaware

Business Description:      Non-utility holding company.   Holds 100% of
                           NUI's interest in HPMT, Kft.

Current Status:            No current operations; obligations or
                           liabilities. Holding company for 100% of NUI's interest in HPMT, KFT. (discussed below).

Schedule for Wind Down:    Upon the completion of the liquidation of
                           HPMT, NUI Hungary will be wound down.

Schedule for Dissolution:  Upon completion of the liquidation of HPMT,
                           NUI Hungary will be dissolved, merged or sold.

                           AGLR thinks it is in its best interest to continue the existence of this legal entity until the liquidation of HPMT Kft. is complete to segregate any liabilities and thereby, prevent liability to the AGLR group.

                           AGLR anticipates that this dissolution, merger or sale can be completed within two years after the close of the transaction.

Precedent:                 Emera Inc., Holding Co. Act Release No. 27445
                           (Oct. 1, 2000) (permitting retention of certain inactive businesses indefinitely, because divestiture/sale was impractical); E.ON AG, Holding
                           Co. Act Release No. 27539 (June 4, 2002)
                           (providing three to five years for divestiture of certain non-utility businesses).

Reporting:                 AGL Resources will include in the rule 24
                           certificates filed in SEC File No. 070-10175 a report on the progress of winding down and closing this business.

                                   Exhibit J-1

Name:                      NUI/Caritrade International LLC

Ownership:                 Membership 90% owned by NUI International,
                           Inc.;  10% owned by unaffiliated third party

Jurisdiction:              Delaware

Business Description:      Organized to develop business opportunities
                           involving natural gas products, services, technology and equipment in Russia, the CIS and NIS countries and Asia.

Current Status:            NUI has discontinued operations. Company has no
                           assets, liabilities or other obligations.

Schedule for Wind Down:    There is no business or other operations
                           left to wind down.

Schedule for Dissolution:  AGLR commits that this company will be dissolved or merged out of existence by the end of 2005.

Precedent:                 E.ON AG, Holding Co. Act Release No. 27539
                           (June 4, 2002) (providing three to five years for divestiture of certain non-utility businesses).

Reporting:                 AGL Resources will include in the rule 24
                           certificates filed in SEC File No. 070-10175 a report on the progress of winding down and closing this business.

                                   Exhibit J-1

Name:                      NUI Sales Management, Inc.

Ownership:                 Owned 100% by NUI Capital Corp.

Jurisdiction:              Delaware

Business Description:      Non-utility holding company. Holds 100% of
                           NUI's membership interest in TIC Enterprises, LLC

Current Status:            No current operations; obligations or liabilities.
                           Only known asset is membership interest in TIC
                           Enterprises, LLC.

Schedule for Wind Down:    Upon the completion of the wind down and
                           dissolution, sale or merger of TIC
                           Enterprises, LLC, NUI Sales Management, Inc.
                           will be wound down.

Schedule for Dissolution:  Upon completion of the dissolution, merger or sale of TIC Enterprises, LLC.  NUI Sales
                           Management, Inc. will be dissolved, merged or sold.

                           AGLR thinks it is in its best interest to continue the existence of this legal entity until the dissolution, merger or sale of TIC Enterprises is complete to segregate any liabilities and thereby, prevent liability to the AGLR group.

                           AGLR anticipates that this dissolution can not be completed earlier than four years following closing.

Precedent:                 Emera Inc., Holding Co. Act Release No. 27445
                           (Oct. 1, 2000) (permitting retention of certain inactive businesses indefinitely, because divestiture/sale was impractical); E.ON AG, Holding
                           Co. Act Release No. 27539 (June 4, 2002)
                           (providing three to five years for divestiture of certain non-utility businesses).

Reporting:                 AGL Resources will include in the rule 24
                           certificates filed in SEC File No. 070-10175 a report on the progress of winding down and closing this business.

                                   Exhibit J-1

Name:                      TIC Enterprises. LLC

Ownership:                 Owned 100% by NUI Sales Management, Inc.

Jurisdiction:              Delaware

Business Description:      Organized to recruit, train, and manage
                           sales professionals and serve as a sales and marketing representative for various businesses.

Current Status:            TIC Enterprises has discontinued its operations, but
                           has many outstanding obligations and liabilities and is defendant to numerous lawsuits related to its alleged breaches of contract. TIC Enterprises has likewise initiated various lawsuits, as plaintiff, against third parties.

Schedule for Wind Down:    TIC Enterprises has discontinued its operations,
                           and AGLR does not intend to initiate any new business related to this entity.

                           AGLR is continuing to review the merits of the claims and litigation against TIC Enterprises and the merits of TIC Enterprises' claims against various third parties.

                           AGLR will continue to work to settle and resolve all of these outstanding liabilities in a manner that is not detrimental to the AGLR group. AGLR is aware that there are a large number of claims and the administration of this wind down will most likely be long and time consuming.

Schedule for Dissolution:  Upon completion of the wind down of this business,
                           AGLR intends to dissolve, sell or merge TIC
                           Enterprises.

                           AGLR thinks it is in its best interest to continue the existence of this legal entity to segregate any liabilities and thereby, prevent any liability to the AGLR group.

                           AGLR anticipates that the dissolution, sale or merger of this company can not be completed earlier than four years following closing.

Precedent:                 Emera Inc., Holding Co. Act Release No. 27445
                           (Oct. 1, 2000) (permitting retention of certain inactive businesses indefinitely, because divestiture/sale was impractical); E.ON AG, Holding
                           Co. Act Release No. 27539 (June 4, 2002)
                           (providing three to five years for divestiture of certain non-utility businesses).

Reporting:                 AGL Resources will include in the rule 24
                           certificates filed in SEC File No. 070-10175 a report on the progress of winding down and closing this business.

                                   Exhibit J-1

Name:                      OAS Group, Inc.

Ownership:                 Owned 100% by NUI Capital Corp.

Jurisdiction:              New Jersey

Business Description:      Digital mapping operation of customer distribution
                           facilities, originally part of UBS.

Current Status:            NUI is currently winding down the operations of
                           OAS Group, Inc.

                           Effective April 1, 2004, OAS Group subcontracted all of its existing services to a third party engineering firm. OAS has notified its customers that upon expiration of their current contracts, their relationship with OAS Group will terminate. Until that time OAS Group still has liability and obligations under this contract should the subcontractor default on its performance.

                           The last of these contracts expires at the end of 2005.

                           Other than these contracts, due diligence indicates that there are no other material assets or liabilities of OAS Group.

Schedule for Wind Down:    AGLR will not pursue any of OAS Group's operations
                           after closing. AGLR will continue to wind down the assets and liabilities of OAS Group after closing.

Schedule for Dissolution:  AGLR will dissolve, sell or merge OAS Group out of existence within two years of the closing of the acquisition.

Precedent:                 Emera Inc., Holding Co. Act Release No. 27445
                           (Oct. 1, 2000) (permitting retention of certain inactive businesses indefinitely, because divestiture/sale was impractical); E.ON AG, Holding
                           Co. Act Release No. 27539 (June 4, 2002)
                           (providing three to five years for divestiture of certain non-utility businesses). See also Rule
                           58(b)(1)(vii), permitting retention of companies engaged in the sale of technical, operational, management and other similar kinds of services and expertise developed in the course of utility operations.

Reporting:                 AGL Resources will include in the rule 24
                           certificates filed in SEC File No. 070-10175 a report on the progress of winding down and closing this business.

                                   Exhibit J-1

Name:                      NUI Storage, Inc.

Ownership:                 Owned 100% by NUI Corporation

Jurisdiction:              Delaware

Business Description:      Non-utility holding company originally
                           organized to develop gas storage facilities.

Current Status:            No active operations.  The company's only
                           asset is the capital stock of NUI Richton
                           Storage, Inc.

                           NUI is exploring a sale of assets related to the Richton project.

Schedule for Wind Down:    AGLR does not have any intention of developing
                           business under this organization. Schedule for wind down is dependent on that of NUI Richton Storage, Inc. and Richton Gas Storage Company, LLC.

Schedule for Dissolution:  After the dissolution, sale or merger of NUI
                           Richton Storage, Inc. and Richton Gas
                           Storage Company, LLC, AGLR will pursue the dissolution, sale or merger of this entity.

                           AGLR anticipates it will dissolve, sell or merge this entity out of existence by the end of 2005.

Precedent:                 Emera Inc., Holding Co. Act Release No. 27445
                           (Oct. 1, 2000) (permitting retention of certain inactive businesses indefinitely, because divestiture/sale was impractical); E.ON AG, Holding
                           Co. Act Release No. 27539 (June 4, 2002)
                           (providing three to five years for divestiture of certain non-utility businesses). See also Rule
                           58(b)(2)(i), permitting retention of companies engaged in the activities contemplated in
                           Section 2(a) of the Gas Related Activities Act of
                           1990 (which include gas storage).

Reporting:                 AGL Resources will include in the rule 24
                           certificates filed in SEC File No. 070-10175 a report on the progress of winding down and closing this business.

                                   Exhibit J-1

Name:                      NUI Richton Storage, Inc.

Ownership:                 Owned 100% by NUI Storage Inc.

Jurisdiction:              Delaware

Business Description:      Non-utility holding company organized as the sole
                           member of Richton Gas Storage Company, LLC.

Current Status:            No active operations. Only asset is the membership
                           interest in Richton Gas Storage Company, LLC

                           NUI is exploring a sale of assets related to the Richton project.

Schedule for Wind Down:    AGLR does not have any intention of developing
                           business under this organization. Schedule for wind down is dependent on that of Richton Gas Storage
                           Company, LLC

Schedule for Dissolution:  AGLR anticipates it will dissolve, sell or merge this entity out of existence by the end of 2005.

Precedent:                 Emera Inc., Holding Co. Act Release No. 27445
                           (Oct. 1, 2000) (permitting retention of certain inactive businesses indefinitely, because divestiture/sale was impractical); E.ON AG, Holding
                           Co. Act Release No. 27539 (June 4, 2002)
                           (providing three to five years for divestiture of certain non-utility businesses). See also Rule
                           58(b)(2)(i), permitting retention of companies engaged in the activities contemplated in
                           Section 2(a) of the Gas Related Activities Act of
                           1990 (which include gas storage).

Reporting:                 AGL Resources will include in the rule 24
                           certificates filed in SEC File No. 070-10175 a report on the progress of winding down and closing this business.

                                   Exhibit J-1

Name:                      Richton Gas Storage Company, LLC.

Ownership:                 Owned 100% by Richton Storage, Inc., which in turn is
                           100% owned by NUI Storage Inc.

Jurisdiction:              Delaware

Business Description:      Organized to develop salt dome gas storage facility.

Current Status:            No active operations.

                           Richton Gas LLC has an option to purchase certain property and associated mineral rights in Richton, Mississippi, which expires on February 15, 2005. The company also owns certain engineering/feasibility studies related to development of salt storage facilities on this site.

                           NUI is exploring a sale of assets related to the Richton project.

Schedule for Wind Down:    AGLR will not pursue any plans to develop the salt
                           dome storage facilities and has no plans to exercise the option to purchase the property in Richton.
                           AGLR does not have any intention of developing business under this organization.

                           Until the expiration of the option, AGLR will continue conversations with third parties related to the sale of these assets.

Schedule for Dissolution:  After the expiration of the option to purchase property or the sale of the assets, AGLR will pursue the dissolution, sale or merger of this entity.

                           AGLR anticipates it will dissolve, sell or merge this entity by the end of 2005.

Precedent:                 Emera Inc., Holding Co. Act Release No. 27445
                           (Oct. 1, 2000) (permitting retention of certain inactive businesses indefinitely, because divestiture/sale was impractical); E.ON AG, Holding
                           Co. Act Release No. 27539 (June 4, 2002)
                           (providing three to five years for divestiture of certain non-utility businesses). See also Rule
                           58(b)(2)(i), permitting retention of companies engaged in the activities contemplated in Section
                           2(a) of the Gas Related Activities Act of 1990
                           (which include gas storage).

Reporting:                 AGL Resources will include in the rule 24
                           certificates filed in SEC File No. 070-10175 a report on the progress of winding down and closing this business.

                                   Exhibit J-1

Name:                      Utility Business Services, Inc.

Ownership:                 100% owned by NUI Capital Corp.

Jurisdiction:              New Jersey

Business Description:      Organized to provide billing and customer information
                           services to investor-owned and municipal utilities and third party energy providers.

Current Status:            UBS provides customer information systems and
                           services to investor-owned and municipal utilities, as well as third party providers in the water, wastewater and gas markets. A customer information system developed and maintained by UBS is presently serving 13 clients in support of more than 1.5 million customers.

                           UBS provides billing and payment processing services to NUI Utilities under a service agreement approved by the NJBPU.

                           In June 2003 NUI approved a plan to sell UBS. However, the September 2003 decision to sell NUI reduced the probability that a sale of UBS would occur, given that there was no guarantee that UBS' largest customer, NUI Utilities, would maintain a long-term relationship with UBS after the sale.

Schedule for Wind Down:    AGL Resources intends to maintain the existing
                           services arrangements between UBS and NUI Utilities for as long as two years after the date of the SEC's order granting this Application. During that time, AGL Resources will endeavor to either restructure the existing UBS services agreements with NUI Utilities so that services thereunder may be provided at cost
                           (provided that such modification is practicable given
                           UBS' other contractual arrangements), or would otherwise endeavor to consolidate the applicable portions of UBS's current operations into NUI Utilities.

Schedule for Dissolution:  See above.

Precedent:                 Cinergy Corp., Holding Co. Act Release No. 26662
                           (Feb. 7, 1997) and CP&L Energy, Inc., Holding Co.
                           Act Release No. 27284 (Nov. 27, 2000)
                           (authorizing retention of application services provider that provides, supports and manages a broad range of specialized facilities management software and information systems designed to help businesses and organizations manage and maintain facilities and equipment more efficiently.)

Reporting:                 AGL Resources will include in the rule 24
                           certificates filed in SEC File No. 070-10175 a report on the progress of winding down or restructuring this business.

                                   Exhibit J-1

Name:                      NUI Capital Corp.

Ownership:                 100% owned by NUI Corporation.

Jurisdiction:              Florida

Business Description:      Non-utility holding company.

Current Status:            Active

Schedule for Wind Down:    None

Schedule for Dissolution:  AGLR will not be able to dissolve this company until the obligation and liability of its subsidiaries, listed and described above, are likewise wound down and these entities are dissolved, sold or merged out of existence.

                           AGLR thinks it is in its best interest to continue the existence of this legal entity to segregate any liabilities and thereby, prevent any liability to the AGLR group.

Precedent:                 Holding company with respect to permitted
                           utility-related and energy-related activities.
                           See KeySpan Corporation, Holding Co. Act
                           Release No. 27271 (Nov. 7, 2000).

Reporting:                 N/A

                                   Exhibit J-1

Name:                      NUI Saltville Storage, Inc.

Ownership:                 100% owned by NUI Corporation.

Jurisdiction:              Delaware

Business Description:      Non-utility holding company organized to
                           hold an interest in Saltville Gas Storage
                           Company, LLC.

Current Status:            Active

Schedule for Wind Down:    None

Schedule for Dissolution:  None

Precedent:                 Rule 58(b)(2)(i), permitting retention of companies
                           engaged in the activities contemplated in Section
                           2(a) of the Gas Related Activities Act of 1990 (which include gas storage).

Reporting:                 N/A

                                   Exhibit J-1

Name:                      Saltville Gas Storage Company, LLC

Ownership:                 50% owned by NUI Saltville Storage, Inc.

Jurisdiction:              Delaware

Business Description:      Organized to develop gas storage facilities and hold
                           NUI's interests in storage development projects.

Current Status:            Active

Schedule for Wind Down:    None

Schedule for Dissolution:  None

Precedent:                 Rule 58(b)(2)(i), permitting retention of companies
                           engaged in the activities contemplated in Section
                           2(a) of the Gas Related Activities Act of 1990 (which include gas storage); Rule 16.

Reporting:                 N/A

                                   Exhibit J-1

Name:                      NUI Service, Inc.

Ownership:                 100% owned by NUI Capital Corp.

Jurisdiction:              New Jersey

Business Description:      Organized to provide appliance repair services in
                           Florida.

Current Status:            Active

Schedule for Wind Down:    None

Schedule for Dissolution:  None

Precedent:                 Powergen plc, Holding Co. Act Release No. 27291
                           (Dec. 6, 2000) (authorizing retention of subsidiary engaged in appliance repair and warranty sales).

Reporting:                 N/A


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


                                   Exhibit J-1

Name:                      Virginia Gas Company

Ownership:                 100% owned by NUI Corporation

Jurisdiction:              Delaware

Business Description:      Holding company that directly or through its
                           subsidiaries provides pipeline operation, natural gas storage, marketing and distribution services;
                           natural gas exploration, production and well operations.

Current Status:            Active

Schedule for Wind Down:    None

Schedule for Dissolution:  None

Precedent:                 See Item 3.B.1(d)(ii) and Item 3.B.2 of Application;
                           Holding company with respect to permitted utility and energy-related activities.

Reporting:                 N/A

                                   Exhibit J-1

Name:                      Virginia Gas Pipeline Company

Ownership:                 100% owned by Virginia Gas Company

Jurisdiction:              Virginia

Business Description:      Organized to own a salt cavern natural gas storage
                           facility in Saltville, VA. In addition, this company is the manager of the Saltville Gas Storage Company, LLC.

Current Status:            Active

Schedule for Wind Down:    None

Schedule for Dissolution:  None

Precedent:                 Rule 58(b)(2)(i), permitting retention of companies
                           engaged in the activities contemplated in Section
                           2(a) of the Gas Related Activities Act of 1990 (which include gas storage).

Reporting:                 N/A

                                   Exhibit J-1

Name:                      Virginia Gas Storage Company

Ownership:                 100% owned by Virginia Gas Company

Jurisdiction:              Virginia

Business Description:      Organized to own a depleted reservoir storage
                           facility in Early Grove, VA

Current Status:            Active

Schedule for Wind Down:    None

Schedule for Dissolution:  None

Precedent:                 Rule 58(b)(2)(i), permitting retention of companies
                           engaged in the activities contemplated in Section
                           2(a) of the Gas Related Activities Act of 1990 (which include gas storage).

Reporting:                 N/A


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